Morgan Stanley Japan Fund                                 Two World Trade Center
Letter to the Shareholders / / May 31, 2001             New York, New York 10048

Dear Shareholder:
During the 12-month period ended May 31, 2001, Japanese equities continued to experience significant volatility despite better-than-expected earnings releases. Japan's Nikkei Index declined to a 10-year low in March, brought down by the slowdown in U.S. economic activity and a domestic political crisis. In the subsequent months, however, a surprise interest-rate cut by the Bank of Japan and a landslide victory by reform-minded Prime Minister Koizumi prompted a shift in investor sentiment. Thus far in 2001, Japanese equities have performed above expectations, because investors now seem willing to believe that Japan's government is committed to solving its fiscal and balance sheet problems.

Performance and Portfolio Strategy
On June 18, 2001, Morgan Stanley Dean Witter Japan Fund was renamed Morgan Stanley Japan Fund. For the 12-month period ended May 31, 2001, the Fund's Class B shares produced a total return of -23.61 percent, compared to -20.92 percent for the Morgan Stanley Capital International (MSCI) Japan Index. For the same period, the Fund's Class A, C and D shares posted total returns of -22.78 percent, -23.49 percent and -22.80 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the MSCI Japan Index.

The Fund's overweightings in the technology hardware and equipment sector and the consumer durables sector detracted from its relative performance. The Fund's underweighting in the banking sector proved beneficial, however, given that bank valuations suffered from investors' fears of an increase in nonperforming loans.

The Fund continues to be overweighted in select technology, chemicals and digital-related companies. Morgan Stanley Investment Management Inc., the Fund's sub-advisor, believes that the Fund's blue-chip holdings and its positions in value-oriented and economically sensitive sectors may benefit the Fund should Japanese companies accelerate the pace at which they are pursuing corporate restructuring and industrial realignment.

Looking Ahead
Morgan Stanley Investment Management Inc. believes that the key elements are now in place for Japan to transform itself from a state-centered economy to a more capitalist-based one. In the sub-advisor's view, the Bank of Japan's reintroduction of a zero-interest-rate policy and adoption of an inflation target rate during the period support that belief. In addition, both the Financial Supervisory Agency and the Ministry of Finance seem to be in agreement about encouraging banks to write off nonperforming loans aggressively.

Morgan Stanley Japan Fund
Letter to the Shareholders / / May 31, 2001 CONTINUED

The sub-advisor believes that the Japanese markets are likely to continue experiencing volatility in anticipation of this summer's national election and expects a nationwide consensus to build in support of the idea that painful measures may be needed to get the country's economy on the right path.

We appreciate your ongoing support of Morgan Stanley Japan Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Japan Fund
Fund Performance / / May 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 - CLASS B SHARES
($ in Thousands)

                  FUND     MSCI JAPAN(4)
April 1996        $10,000        $10,000
May 1996           $9,610         $9,548
August 1996        $8,800         $8,759
November 1996      $8,530         $8,616
February 1997      $7,590         $7,314
May 1997           $8,790         $8,140
August 1997        $8,170         $7,746
November 1997      $7,070         $6,494
February 1998      $7,190         $6,703
May 1998           $6,670         $5,880
August 1998        $6,070         $5,212
November 1998      $7,150         $6,192
February 1999      $7,115         $6,336
May 1999           $7,997         $7,092
August 1999        $9,917         $8,479
November 1999     $10,400         $9,781
February 2000     $10,557         $9,680
May 2000          $10,578         $9,198
August 2000       $10,925         $9,261
November 2000      $9,130         $7,946
February 2001      $7,797         $7,049
May 2001       $ 8,004(3)        $ 7,273

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                               Average Annual Total Returns
   --------------------------------------------------------------------------------------------------------------------
                       Class A Shares*                                             Class B Shares**
   -------------------------------------------------------      -------------------------------------------------------
   PERIOD ENDED 5/31/01                                         PERIOD ENDED 5/31/01
   -------------------------                                    -------------------------
   1 Year                         (22.78)%(1)    (26.84)%(2)    1 Year                         (23.61)%(1)    (27.43)%(2)
   Since Inception (7/28/97)      (2.41)%(1)     (3.77)%(2)     5 Years                        (3.41)%(1)     (3.78)%(2)
                                                                Since Inception (4/26/96)      (4.10)%(1)     (4.28)%(2)

                       Class C Shares+                                             Class D Shares++
   -------------------------------------------------------      -------------------------------------------------------
   PERIOD ENDED 5/31/01                                         PERIOD ENDED 5/31/01
   -------------------------                                    -------------------------
   1 Year                         (23.49)%(1)    (24.26)%(2)    1 Year                         (22.80)%(1)
   Since Inception (7/28/97)      (3.18)%(1)     (3.18)%(2)     Since Inception (7/28/97)      (2.18)%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3) CLOSING VALUE AFTER THE DEDUCTION OF A 1% CDSC, ASSUMING A COMPLETE REDEMPTION ON MAY 31, 2001.
(4) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX IS A CAPITALIZATION WEIGHTED INDEX THAT MEASURES PERFORMANCE, IN US DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS, OF COMPANIES LISTED ON THE TOKYO STOCK EXCHANGE. NET DIVIDENDS REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY JAPAN. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES, OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Japan Fund
Portfolio of Investments / / May 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (99.5%)
           BUILDING PRODUCTS (0.6%)
 300,000   Sanwa Shutter Corp......................  $    757,995
                                                     ------------
           CHEMICALS: SPECIALTY (7.8%)
 545,000   Daicel Chemical Industries Ltd..........     1,893,981
 390,000   Denki Kagaku Kogyo Kabushiki Kaisha.....     1,312,768
 345,000   Kaneka Corp.............................     3,234,827
 500,000   Mitsubishi Chemical Corp................     1,481,575
 135,000   NIFCO, Inc..............................     1,433,518
 267,000   Shin-Etsu Polymer Co., Ltd..............     1,329,061
                                                     ------------
                                                       10,685,730
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (2.2%)
 180,000   Dai Nippon Printing Co., Ltd............     2,447,746
  80,000   Nissha Printing Co., Ltd................       530,513
                                                     ------------
                                                        2,978,259
                                                     ------------
           COMPUTER PERIPHERALS (2.0%)
 145,000   Mitsumi Electric Co., Ltd...............     2,665,575
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.8%)
 296,000   Fujitsu Ltd.............................     3,833,862
                                                     ------------
           ELECTRIC UTILITIES (1.2%)
  65,800   Tokyo Electric Power Co.................     1,679,107
                                                     ------------
           ELECTRICAL PRODUCTS (1.2%)
 150,000   Furukawa Electric Co., Ltd..............     1,604,130
                                                     ------------
           ELECTRONIC COMPONENTS (2.1%)
  49,800   TDK Corp................................     2,855,150
                                                     ------------
           ELECTRONIC DISTRIBUTORS (1.0%)
  93,000   Ryosan Co., Ltd.........................     1,397,381
                                                     ------------
           ELECTRONIC EQUIPMENT/
           INSTRUMENTS (17.2%)
 100,000   Canon, Inc..............................     3,953,664
  42,800   Kyocera Corp............................     3,984,320

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 212,000   Matsushita Electric Industrial
            Co., Ltd...............................  $  3,879,459
 232,000   NEC Corp................................     3,791,690
 206,000   Ricoh Co., Ltd..........................     4,063,628
 675,000   Toshiba Corp............................     3,824,603
                                                     ------------
                                                       23,497,364
                                                     ------------
           ELECTRONICS/ APPLIANCES (5.6%)
 303,000   Casio Computer Co., Ltd.................     1,981,340
  59,000   Rinnai Corp.............................     1,119,281
  59,000   Sony Corp...............................     4,541,509
                                                     ------------
                                                        7,642,130
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.5%)
 144,000   Hitachi Capital Corp....................     3,378,494
                                                     ------------
           FOOD RETAIL (1.2%)
  92,800   FamilyMart Co., Ltd.....................     1,643,650
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.9%)
 106,000   Nippon Meat Packers, Inc................     1,199,429
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.8%)
  88,000   House Foods Corp........................     1,023,823
                                                     ------------
           HOME BUILDING (2.4%)
 300,000   Sekisui Chemical Co., Ltd...............     1,160,917
 229,000   Sekisui House Ltd.......................     2,091,430
                                                     ------------
                                                        3,252,347
                                                     ------------
           HOME FURNISHINGS (0.3%)
  24,000   Sangetsu Co., Ltd.......................       361,219
                                                     ------------
           INDUSTRIAL CONGLOMERATES (3.0%)
 400,000   Hitachi Ltd.............................     4,109,796
                                                     ------------
           INDUSTRIAL MACHINERY (11.5%)
 356,000   Amada Co., Ltd..........................     2,064,937
 364,000   Daifuku Co., Ltd........................     1,943,289
 162,000   Daikin Industries Ltd...................     3,331,654
 111,700   Fuji Machine Manufacturing Co., Ltd.....     2,442,529

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Portfolio of Investments / / May 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 286,000   Minebea Co., Ltd........................  $  2,091,043
 598,000   Mitsubishi Heavy Industries Ltd.........     2,539,982
 427,000   Tsubakimoto Chain Co....................     1,243,759
                                                     ------------
                                                       15,657,193
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.4%)
 132,000   Fujitec Co., Ltd........................       548,476
 150,000   Lintec Corp.............................     1,296,903
                                                     ------------
                                                        1,845,379
                                                     ------------
           MAJOR BANKS (0.4%)
      62   Mitsubishi Tokyo Financial Group,
            Inc.*..................................       582,893
                                                     ------------
           MAJOR TELECOMMUNICATIONS (2.7%)
     603   Nippon Telegraph & Telephone Corp.......     3,725,409
                                                     ------------
           MARINE SHIPPING (0.6%)
 100,000   Mitsubishi Logistics Corp...............       838,580
                                                     ------------
           MISCELLANEOUS MANUFACTURING (1.9%)
 184,000   Kurita Water Industries Ltd.............     2,656,594
                                                     ------------
           MOTOR VEHICLES (6.8%)
 438,000   Nissan Motor Co., Ltd...................     2,963,385
 233,000   Suzuki Motor Corp.......................     2,834,022
 100,000   Toyota Motor Corp.......................     3,525,560
                                                     ------------
                                                        9,322,967
                                                     ------------
           PHARMACEUTICALS: MAJOR (1.9%)
 129,000   Sankyo Co., Ltd.........................     2,625,913
                                                     ------------
           PHARMACEUTICALS: OTHER (4.1%)
  76,000   Ono Pharmaceutical Co., Ltd.............     2,628,389
 100,000   Yamanouchi Pharmaceutical Co., Ltd......     2,937,967
                                                     ------------
                                                        5,566,356
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT (1.3%)
 190,000   Mitsubishi Estate Co., Ltd..............  $  1,822,967
                                                     ------------
           RECREATIONAL PRODUCTS (8.1%)
  95,000   Fuji Photo Film Co., Ltd................     3,995,215
  28,000   Nintendo Co., Ltd.......................     5,405,859
 160,000   Yamaha Corp.............................     1,662,721
                                                     ------------
                                                       11,063,795
                                                     ------------
           SEMICONDUCTORS (2.1%)
  16,200   Rohm Co., Ltd...........................     2,892,420
                                                     ------------
           WHOLESALE DISTRIBUTORS (1.9%)
  90,000   Mitsubishi Corp.........................       713,170
 169,000   Nagase & Co., Ltd.......................       832,729
  79,000   Nissei Sangyo Co., Ltd..................     1,090,204
                                                     ------------
                                                        2,636,103
                                                     ------------

Total Investments
 (COST $140,355,105)(A).................     99.5%  135,802,010
Other Assets in Excess of Liabilities...      0.5       731,101
                                          -------  ------------
Net Assets..............................    100.0% $136,533,111
                                          =======  ============

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,921,671 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $18,474,766, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,553,095.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Statements

Statement of Assets and Liabilities
MAY 31, 2001

Assets:
Investments in securities, at value (cost
 $140,355,105)....................................  $135,802,010
Cash (including $12,581 in foreign currency)......      221,812
Receivable for:
  Dividends.......................................      552,872
  Shares of beneficial interest sold..............      324,712
Prepaid expenses and other assets.................       47,483
                                                    -----------
    Total Assets..................................  136,948,889
                                                    -----------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased.......      140,434
  Investment management fee.......................      115,089
  Plan of distribution fee........................       98,827
Accrued expenses and other payables...............       61,428
                                                    -----------
    Total Liabilities.............................      415,778
                                                    -----------
    Net Assets....................................  $136,533,111
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $176,485,829
Net unrealized depreciation.......................   (4,540,759)
Accumulated net investment loss...................   (1,521,585)
Accumulated net realized loss.....................  (33,890,374)
                                                    -----------
    Net Assets....................................  $136,533,111
                                                    ===========
Class A Shares:
Net Assets........................................  $ 2,092,058
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................      267,060
    Net Asset Value per Share.....................  $      7.83
                                                    ===========
    Maximum Offering Price per Share,
      (net asset value plus 5.54% of net asset
      value)......................................  $      8.26
                                                    ===========
Class B Shares:
Net Assets........................................  $104,573,982
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................   13,579,848
    Net Asset Value per Share.....................  $      7.70
                                                    ===========
Class C Shares:
Net Assets........................................  $ 6,220,768
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................      816,385
    Net Asset Value per Share.....................  $      7.62
                                                    ===========
Class D Shares:
Net Assets........................................  $23,646,303
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................    2,995,652
    Net Asset Value Per Share.....................  $      7.89
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED MAY 31, 2001

Net Investment Loss:
Income
Dividends (net of $215,935 foreign withholding
 tax).............................................  $ 1,223,633
Interest..........................................      126,752
                                                    -----------
    Total Income..................................    1,350,385
                                                    -----------
Expenses
Investment management fee.........................    1,809,594
Plan of distribution fee (Class A shares).........        8,062
Plan of distribution fee (Class B shares).........    1,541,909
Plan of distribution fee (Class C shares).........       78,009
Transfer agent fees and expenses..................      346,566
Registration fees.................................      120,511
Custodian fees....................................      104,606
Shareholder reports and notices...................       84,137
Professional fees.................................       55,469
Organizational expenses...........................       36,193
Trustees' fees and expenses.......................       12,027
Other.............................................       55,660
                                                    -----------
    Total Expenses................................    4,252,743
                                                    -----------
    Net Investment Loss...........................   (2,902,358)
                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments.....................................   19,700,116
  Foreign exchange transactions...................     (142,032)
                                                    -----------
      Net Gain....................................   19,558,084
                                                    -----------
Net change in unrealized appreciation/depreciation
 on:
  Investments.....................................  (65,595,912)
  Translation of other assets and liabilities
   denominated in foreign currencies..............       (5,571)
                                                    -----------
    Net Depreciation..............................  (65,601,483)
                                                    -----------
    Net Loss......................................  (46,043,399)
                                                    -----------
Net Decrease......................................  $(48,945,757)
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                          FOR THE YEAR   FOR THE YEAR
                                              ENDED         ENDED
                                          MAY 31, 2001   MAY 31, 2000
                                          -------------  ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss.....................  $  (2,902,358) $ (3,684,451)
Net realized gain.......................     19,558,084    26,966,154
Net change in unrealized appreciation...    (65,601,483)   39,351,290
                                          -------------  ------------

    Net Increase (Decrease).............    (48,945,757)   62,632,993
                                          -------------  ------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................    (57,520,236)   24,256,884
                                          -------------  ------------

    Net Increase (Decrease).............   (106,465,993)   86,889,877
                                          -------------  ------------
Net Assets:
Beginning of period.....................    242,999,104   156,109,227
                                          -------------  ------------
End of Period (Including accumulated net
 investment losses of $1,521,585 and
 $1,709,969, respectively)..............  $ 136,533,111  $242,999,104
                                          =============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Japan Fund (the "Fund"), formerly Morgan Stanley Dean Witter Japan Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in securities of issuers located in Japan. The Fund was organized as a Massachusetts business trust on January 22, 1996 and commenced operations on April 26, 1996. On
July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or Morgan Stanley Investment Management Inc. (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001 CONTINUED

matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001 CONTINUED

losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. Organizational Expenses -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $200,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and were fully amortized as of April 25, 2001.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.95% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan")

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001 CONTINUED

pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $18,845,460 at May 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.94%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $137,905, $497,841 and $13,169, respectively and received $6,530 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2001 aggregated $22,894,566 and $75,068,611, respectively.

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001 CONTINUED

For the year ended May 31, 2001, the Fund incurred $25,248 in brokerage commissions with Morgan Stanley & Co., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At May 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $3,800.

5. Federal Income Tax Status
During the year ended May 31, 2001, the Fund utilized approximately $17,914,000 of its net capital loss carryover. At May 31, 2001, the Fund had a net capital loss carryover of approximately $33,613,000 which will be available through May 31, 2007 to offset future capital gains to the extent provided by regulations.

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net currency losses of approximately $174,000 during fiscal 2001.

As of May 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to foreign currency losses, tax adjustments on PFICs sold by the Fund and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,377,420, accumulated net realized loss was charged $1,713,322 and accumulated net investment loss was credited $3,090,742.

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 2001, there were no outstanding forward contracts.

Morgan Stanley Japan Fund
Notes to Financial Statements / / May 31, 2001 CONTINUED

At May 31, 2001, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                       MAY 31, 2001                MAY 31, 2000
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................   17,380,922  $ 157,574,908   13,917,511  $ 135,091,200
Redeemed......................  (17,638,271)  (161,434,223) (13,633,991)  (134,816,631)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class A......................     (257,349)    (3,859,315)     283,520        274,569
                                -----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................   18,091,029    165,373,481   37,542,765    362,544,969
Redeemed......................  (25,353,381)  (230,702,806) (36,204,878)  (356,713,208)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class B......................   (7,262,352)   (65,329,325)   1,337,887      5,831,761
                                -----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................    4,763,480     41,400,247    3,078,547     29,056,324
Redeemed......................   (5,030,300)   (44,316,879)  (2,718,993)   (26,466,420)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class C......................     (266,820)    (2,916,632)     359,554      2,589,904
                                -----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................    2,032,623     20,775,307    8,368,176     82,657,894
Redeemed......................     (688,893)    (6,190,271)  (6,854,177)   (67,097,244)
                                -----------  -------------  -----------  -------------
Net increase -- Class D.......    1,343,730     14,585,036    1,513,999     15,560,650
                                -----------  -------------  -----------  -------------
Net increase (decrease) in
 Fund.........................   (6,442,791) $ (57,520,236)   3,494,960  $  24,256,884
                                ===========  =============  ===========  =============

Morgan Stanley Japan Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                     FOR THE PERIOD
                                                 FOR THE YEAR ENDED MAY 31,          JULY 28, 1997*
                                              ---------------------------------         THROUGH
                                               2001         2000         1999         MAY 31, 1998
                                              -------      -------      -------      --------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period....      $ 10.13      $ 7.57       $ 6.72          $  9.16
                                              -------      ------       ------          -------
Income (loss) from investment
 operations:
  Net investment income (loss)..........        (0.08)      (0.10)       (0.02)            0.05
  Net realized and unrealized gain
   (loss)...............................        (2.22)       2.66         1.31            (2.49)
                                              -------      ------       ------          -------
Total income (loss) from investment
 operations.............................        (2.30)       2.56         1.29            (2.44)
                                              -------      ------       ------          -------
Less dividends:
  From net investment income............         -           -           (0.33)          -
  In excess of net investment income....         -           -           (0.11)          -
                                              -------      ------       ------          -------
Total dividends.........................         -           -           (0.44)          -
                                              -------      ------       ------          -------
Net asset value, end of period..........      $  7.83      $10.13       $ 7.57          $  6.72
                                              =======      ======       ======          =======
Total Return+...........................       (22.78)%     33.25%       20.61%          (26.64)%(1)
Ratios to Average Net Assets:
Expenses................................         1.55%(3)    1.54%(3)     1.72%(3)         1.83%(2)
Net investment income (loss)............        (0.85)%(3)  (0.79)%(3)   (0.94)%(3)        0.75%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................       $2,092      $5,314       $1,823             $126
Portfolio turnover rate.................           12%         35%          78%               7%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Highlights CONTINUED

                                                                 FOR THE YEAR ENDED MAY 31,
                                              ----------------------------------------------------------------
                                               2001++        2000++        1999++       1998*++         1997
                                              --------      --------      --------      --------      --------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period....      $  10.08      $   7.58      $   6.67      $   8.79      $   9.61
                                              --------      --------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment loss...................         (0.15)        (0.17)        (0.13)        (0.13)        (0.16)
  Net realized and unrealized gain
   (loss)...............................         (2.23)         2.67          1.37         (1.99)        (0.66)
                                              --------      --------      --------      --------      --------
Total income (loss) from investment
 operations.............................         (2.38)         2.50          1.24         (2.12)        (0.82)
                                              --------      --------      --------      --------      --------
Less dividends:
  From net investment income............         -             -             (0.22)        -             -
  In excess of net investment income....         -             -             (0.11)        -             -
                                              --------      --------      --------      --------      --------
Total dividends.........................         -             -             (0.33)        -             -
                                              --------      --------      --------      --------      --------
Net asset value, end of period..........      $   7.70      $  10.08      $   7.58      $   6.67      $   8.79
                                              ========      ========      ========      ========      ========
Total Return+...........................        (23.61)%       32.28%        19.89%       (24.12)%       (8.53)%
Ratios to Average Net Assets:
Expenses................................          2.38%(1)      2.33%(1)      2.59%(1)      2.48%         2.43%
Net investment loss.....................         (1.67)%(1)    (1.58)%(1)    (1.81)%(1)    (1.62)%       (1.77)%
Supplemental Data:
Net assets, end of period, in
 thousands..............................      $104,574      $210,006      $147,812      $125,008      $239,719
Portfolio turnover rate.................            12%           35%           78%            7%           25%

---------------------

* PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Highlights CONTINUED

                                                                                     FOR THE PERIOD
                                                 FOR THE YEAR ENDED MAY 31,          JULY 28, 1997*
                                              ---------------------------------         THROUGH
                                               2001         2000         1999         MAY 31, 1998
                                              -------      -------      -------      --------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period....      $ 9.96       $  7.49      $ 6.68          $  9.16
                                              ------       -------      ------          -------
Income (loss) from investment
 operations:
  Net investment loss...................       (0.14)        (0.17)      (0.12)           (0.07)
  Net realized and unrealized gain
   (loss)...............................       (2.20)         2.64        1.34            (2.41)
                                              ------       -------      ------          -------
Total income (loss) from investment
 operations.............................       (2.34)         2.47        1.22            (2.48)
                                              ------       -------      ------          -------
Less dividends:
  From net investment income............        -             -          (0.30)          -
  In excess of net investment income....        -             -          (0.11)          -
                                              ------       -------      ------          -------
Total dividends.........................        -             -          (0.41)          -
                                              ------       -------      ------          -------
Net asset value, end of period..........      $ 7.62       $  9.96      $ 7.49          $  6.68
                                              ======       =======      ======          =======
Total Return+...........................      (23.49)%       32.10%      19.86%          (27.07)%(1)
Ratios to Average Net Assets:
Expenses................................        2.32%(3)      2.33%(3)    2.58%(3)         2.52%(2)
Net investment loss.....................       (1.61)%(3)    (1.58)%(3)  (1.80)%(3)       (1.21)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................      $6,221       $10,792      $5,423           $1,738
Portfolio turnover rate.................          12%           35%         78%               7%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Financial Highlights CONTINUED

                                                                                     FOR THE PERIOD
                                                 FOR THE YEAR ENDED MAY 31,          JULY 28, 1997*
                                              ---------------------------------         THROUGH
                                               2001         2000         1999         MAY 31, 1998
                                              -------      -------      -------      --------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period....      $ 10.22      $  7.62      $ 6.72          $  9.16
                                              -------      -------      ------          -------
Income (loss) from investment
 operations:
  Net investment loss...................        (0.06)       (0.08)      (0.02)           (0.01)
  Net realized and unrealized gain
   (loss)...............................        (2.27)        2.68        1.37            (2.43)
                                              -------      -------      ------          -------
Total income (loss) from investment
 operations.............................        (2.33)        2.60        1.35            (2.44)
                                              -------      -------      ------          -------
Less dividends:
  From net investment income............         -            -          (0.34)          -
  In excess of net investment income....         -            -          (0.11)          -
                                              -------      -------      ------          -------
Total dividends.........................         -            -          (0.45)          -
                                              -------      -------      ------          -------
Net asset value, end of period..........      $  7.89      $ 10.22      $ 7.62          $  6.72
                                              =======      =======      ======          =======
Total Return+...........................       (22.80)%      33.25%      21.76%          (26.64)%(1)
Ratios to Average Net Assets:
Expenses................................         1.38%(3)     1.33%(3)    1.59%(3)         1.60%(2)
Net investment loss.....................        (0.67)%(3)   (0.58)%(3)  (0.81)%(3)       (0.23)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................      $23,646      $16,887      $1,051             $628
Portfolio turnover rate.................           12%          35%         78%               7%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Japan Fund
Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley Japan Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Japan Fund (the "Fund"), formerly Morgan Stanley Dean Witter Japan Fund, including the portfolio of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the respective stated periods ended
May 31, 2000 were audited by other independent accountants whose report, dated June 30, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Japan Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JULY 16, 2001

                                                               [LOGO]
TRUSTEES                                                       MORGAN STANLEY
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311
                                                                [GRAPHIC]
INDEPENDENT AUDITORS                                            MORGAN STANLEY
Deloitte & Touche LLP                                           JAPAN FUND
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to
prospective investors in the Fund unless preceded or
accompanied by an effective prospectus. Read the
prospectus carefully before investing.
                                                                  ANNUAL REPORT
Morgan Stanley Distributors Inc., Member NASD.                    MAY 31, 2001